Exhibit 99.2

Prairie Operating Co. Completes Acquisition of Oil-Weighted DJ Basin Assets from Nickel Road Operating

HOUSTON, Texas, October 2, 2024 (GLOBE NEWSWIRE) -- Prairie Operating Co. (Nasdaq: PROP) (the “Company” or “Prairie”) today announced the closing of its previously announced $84.5 million acquisition of the oil-weighted assets of Nickel Road Operating, LLC (“NRO”), a portfolio company of Vortus Investment Advisors, LLC. The NRO acquisition was funded with the proceeds from a private placement of Common Stock, an Equity Facility, and cash on hand.

Located in Weld County, Colorado, the newly acquired assets will add 5,592 net leasehold acres, 89 approved well permits, and 26 operated horizontal wells providing accretive cashflow to Prairie’s existing DJ Basin operations.

“This transaction is a major step forward in our growth strategy and an example of delivering long-term value for our shareholders,” stated Edward Kovalik, Chairman and CEO of the Company. “With our Shelduck South development now drilling well four of the eight-well pad, we expect the production from both these assets, combined with our permitted Genesis locations, to provide a significant cashflow engine for growth through 2025 and beyond.”

As previously stated, the Company remains committed to aggressively expanding production and well inventory, through both organic drilling and accretive strategic acquisitions. Prairie plans to integrate the newly acquired assets into its existing operations and focus on developing its extensive inventory of drilling locations across its DJ Basin acreage position.

ADVISORS

Piper Sandler and Clear Street LLC acted as Co-lead placement agent with Pickering Energy Partners and Johnson Rice & Company LLC. acting as placement agents. Vinson & Elkins LLP is serving as legal counsel to the Company.

About Prairie Operating Co.

Prairie Operating Co. is a Houston-based publicly traded independent energy company engaged in the development and acquisition of oil and natural gas resources in the United States. The Company’s assets and operations are concentrated in the oil and liquids-rich regions of the Denver-Julesburg (DJ) Basin, with a primary focus on the Niobrara and Codell formations. The Company is committed to the responsible development of its oil and natural gas resources and is focused on maximizing returns through consistent growth, capital discipline, and sustainable cash flow generation. More information about the Company can be found at www.prairieopco.com.

No Offer or Solicitation

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of the Company’s securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statement

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the Company’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. The Company cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. There may be additional risks not currently known by the Company or that the Company currently believes are immaterial that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact the Company’s expectations can be found in the Company’s periodic filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K/A filed with the SEC on March 20, 2024, and any subsequently filed Quarterly Report and Current Report on Form 8-K. The Company’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Investor Relations Contact:

Wobbe Ploegsma

wp@prairieopco.com

832.274.3449